                                                                    EXHIBIT 10.5






                                AMENDMENT NO. 1

                                       TO

                               SUBORDINATED NOTE

                                      AND

                        COMMON STOCK PURCHASE AGREEMENT

                                  by and among

                      NITINOL MEDICAL TECHNOLOGIES, INC.,

                      WHITNEY SUBORDINATED DEBT FUND, L.P.

                           and, for certain purposes

                               J.H. WHITNEY & CO.


                               __________________


                                 April 14, 1999


                               __________________

                               AMENDMENT NO. 1 TO

                       SUBORDINATED NOTE AND COMMON STOCK
                               PURCHASE AGREEMENT


          AMENDMENT NO. 1 SUBORDINATED NOTE AND COMMON STOCK PURCHASE AGREEMENT (this "Amendment"), dated as of April 14, 1999, by and among Nitinol Medical
       ---------
Technologies, Inc., a Delaware corporation, Whitney Subordinated Debt Fund, L.P., and J.H. Whitney & Co.

          WHEREAS, on July 8, 1998, the parties hereto entered into the Subordinated Note and Common Stock Purchase Agreement (the "Initial Agreement")
                                                            -----------------
that is being amended hereby;
          WHEREAS, the Company has requested that the Purchaser waive compliance with certain of the covenants contained in the Initial Agreement;

          WHEREAS, in connection with the waiver referred to above the parties to the Initial Agreement desire to amend and restate Section 9.8 of the Initial Agreement in its entirety to modify the financial covenants contained therein as well as include an additional financial covenant and make certain other amendments to the Initial Agreement;

          NOW THEREFORE, in consideration of the mutual covenants and agreements set forth herein and for other good and valuable consideration (including the issuance of certain stock purchase warrants concurrently herewith), the receipt and adequacy of which is acknowledged, the parties to the Initial Agreement mutually agree as follows:

          1.  Definitions.  Capitalized terms used herein and not otherwise
              -----------
defined have the same meanings attributed to them in the Initial Agreement.

          2.  Amendment to Section 8.1(f) of the Initial Agreement.  The second
              ----------------------------------------------------
sentence of Section 8.1(f) of the Initial Agreement is hereby amended and restated as follows:

          "As soon as available and in any event within thirty (30) days after the end of the fiscal year of the Company, the Company shall deliver a plan of operation covering the current and next two succeeding fiscal years of the Company, prepared on a monthly basis for the current fiscal year and on a quarterly basis for the two succeeding fiscal years, and otherwise in form and substance reasonably satisfactory to the Purchaser."

          3.  Amendment to Section 9.8 of the Initial Agreement.  Section 9.8
              -------------------------------------------------
of the Initial Agreement is hereby amended and restated as set forth below; provided, however, that notwithstanding such amendment and restatement,
--------  -------
compliance by the Company with the financial covenants contained in the Initial Agreement as of March 31, 1999 shall be determined without giving effect to this amendment and restatement:

          9.8  Financial Covenants.  The Company covenants and agrees that until
               -------------------
payment in full of all Indebtedness hereunder and under the Note, the Company shall comply with and shall cause each of its Subsidiaries to comply with all covenants in this Section 9.8 applicable to such Person.

               (a) Interest Coverage. The Company shall not permit Interest Coverage for any twelve (12) month period ending on the last business day of a month during any of the periods set forth below, to be less than the ratio set forth below for such period:

                      Period                 Ratio
          -------------------------------  ---------
          April, 1999                      3.42:1.00
          May, 1999                        3.17:1.00
          June, 1999                       3.69:1.00
          July, 1999                       3.50:1.00
          August, 1999                     3.43:1.00
          September, 1999                  4.03:1.00
          October, 1999                    4.47:1.00
          November, 1999                   4.21:1.00
          December, 1999 and thereafter    5.00:1.00

"Interest Coverage" will be calculated as illustrated on Exhibit H.
                                                         ---------
Notwithstanding anything to the contrary contained herein or in Exhibit H
                                                                ---------
hereto, the determination of

Interest Coverage for the periods ended April 30, 1999 and May 31, 1999 shall not be calculated for a twelve month period, but rather shall be calculated for the 10 month and 11 month periods, respectively, ending on the last day of each such month.

          (b) Total Leverage Test. The Company shall not permit the ratio of Net Funded Indebtedness as of the last business day of any month during any of the periods set forth below to Adjusted Operating Cash Flow for the twelve (12) month period ending on the last day of such month to be greater than the ratio set forth below for such period:

                      Period                 Ratio
          -------------------------------  ---------
          April, 1999                      5.76:1.00
          May, 1999                        6.23:1.00
          June, 1999                       4.88:1.00
          July, 1999                       5.01:1.00
          August, 1999                     4.99:1.00
          September, 1999                  3.87:1.00
          October, 1999                    3.42:1.00
          November, 1999                   3.64:1.00
          December, 1999 and thereafter    3.00:1.00

"Net Funded Indebtedness" and "Adjusted Operating Cash Flow" will be calculated as illustrated on Exhibit H. Notwithstanding anything contained herein or in
                  ---------
Exhibit H hereto, (x)(i) the determination of EBITDA for the period ended April
---------
30, 1999 shall be calculated by multiplying the EBITDA of the Company and its Subsidiaries for the ten months then ended by 1.2; and (ii) the determination of EBITDA for the period ended May 30, 1999 shall be calculated by multiplying the EBITDA of the Company and its Subsidiaries for the eleven months then ended by
1.0909 and (y) any calculation of this covenant requiring reference to the Adjusted Operating Cash Flow of the Company for any of the periods ended on or before June 30, 1999, shall be calculated assuming that the Capital Expenditures of the Company for the relevant period are equal to the lesser of the actual annualized Unfinanced Capital Expenditures for such period or $2,300,000.

          (c) Fixed Charge Coverage. The Company shall not permit Fixed Charge Coverage for any twelve (12) month period ending on the last business day of a month during any of the periods set forth below to be less than the ratio set forth below for such period:

                      Period                 Ratio
          -------------------------------  ---------
          April, 1999                      1.85:1.00
          May, 1999                        1.81:1.00
          June, 1999                       1.92:1.00
          July, 1999                       1.81:1.00
          August, 1999                     1.90:1.00
          September, 1999                  1.84:1.00

                      Period                 Ratio
          -------------------------------  ---------

          October, 1999                    1.98:1.00
          November, 1999                   1.83:1.00
          December, 1999 and thereafter    1.95:1.00

"Fixed Charge Coverage" will be calculated as illustrated on Exhibit H.
                                                             ---------
Notwithstanding anything to the contrary contained herein or in Exhibit H
                                                                ---------
hereto, the determination of Fixed Charge Coverage for the periods ended April 30, 1999 and May 31, 1999 shall not be calculated for a twelve month period, but rather shall be calculated for the 10 month and 11 month periods, respectively, ending on the last day of each such month.

          (d) Capital Expenditures. The Company shall not permit Capital Expenditures in any fiscal period to exceed the amounts set forth below for each corresponding period.

                           Period                         Amount
       -----------------------------------------------  ----------
       July 1, 1998 through June 30, 1999               $2,300,000
       July 1, 1999 through June 30, 2000               $1,900,000
       July 1 through June 30 for each annual period
       commencing July 1, 2000 and thereafter           $1,000,000

          (e) Funded Debt to Cash and Cash Equivalents. The Company shall not permit the ratio of Funded Debt of the Company and its Subsidiaries on a consolidated basis to the sum of the cash and Cash Equivalents of the Company and its Subsidiaries on a consolidated basis to be greater than the ratio set forth below for the corresponding period; provided, however, that this Section
                                          --------  -------
9.8(e) shall be of no further force or effect at such time as (x) the ratio of Net Funded Indebtedness to Adjusted Operating Cash Flow, as determined in accordance with Section 9.8(b) of this Agreement without regard to the last sentence thereof, is less than 3.0:1 for four consecutive fiscal quarters and
(y) no default under Section 6 of the Note shall have occurred within the preceding period of 12 months.

                      Period                 Ratio
          -------------------------------  ---------
          April, 1999                      2.60:1.00
          May, 1999                        2.61:1.00
          June, 1999                       2.63:1.00
          July, 1999                       2.84:1.00
          August, 1999                     2.71:1.00
          September, 1999                  2.53:1.00
          October, 1999                    2.65:1.00
          November, 1999                   2.49:1.00
          December, 1999 and thereafter    2.05:1.00

          (f) Current Ratio. The Company shall not permit the ratio of Current Assets less cash and Cash Equivalents to Current Liabilities as of the last business day of any calendar quarter during any of the periods set forth below to be less than the ratio set forth below for such period; provided, however,
                                                     --------  -------
that this Section 9.8(f) shall be of no further force or effect at such time as the ratio of Net Funded Indebtedness to Adjusted Operating Cash Flow, as determined in accordance with Section 9.8(b) of this Agreement without regard to the last sentence thereof, is less than 4.0:1.0 for four consecutive fiscal quarters.

                        Period                             Ratio
-------------------------------------------------------  ---------
September 30, 1998 to and including December 31, 1999    1.50:1:00
March 31, 2000 and thereafter                            1.75:1:00

          (g) Cumulative EBITDA. The Company shall not permit the EBITDA of the Company and its Subsidiaries for any twelve month period ending on the last business day of a month during any of the periods set forth below, to be less than the amount set forth below for such period:

                      Period                 Amount
          -------------------------------  ----------
          April, 1999                      $4,483,000
          May, 1999                        $4,593,000
          June, 1999                       $5,870,000
          July, 1999                       $5,748,000
          August, 1999                     $5,679,000
          September, 1999                  $6,802,000
          October, 1999                    $7,574,000
          November, 1999                   $7,120,000
          December, 1999 and thereafter    $8,500,000

Notwithstanding anything to the contrary contained herein, the determination of EBITDA for the periods ended April 30, 1999 and May 31, 1999 shall not be calculated for a twelve month period, but rather shall be calculated for the 10 month and 11 month periods, respectively, ending on the last day of each such month.

          4.   Amendment to Exhibit H of the Initial Agreement.  Exhibit H,
               -----------------------------------------------
Financial Covenant Calculations, Calculation of Interest Coverage as set forth in Section 9.8(a) of the Initial Agreement, is hereby amended and restated as set forth below; provided, however, that notwithstanding such amendment and
                 --------  -------
restatement, compliance by the Company with the Financial Covenant Calculations contained in the Initial Agreement as of March 31, 1999 shall be determined without giving effect to this amendment and restatement:

1.  Calculation of Interest Coverage as set forth in Section 9.8(a).
    ---------------------------------------------------------------

EBITDA:

 Net income (or loss) of the Company and its Subsidiaries, for the period in question, on a consolidated basis determined in accordance with GAAP, but excluding: (a) the income (or loss) of any Person (other than Subsidiaries of the Company) in which the Company or any of its Subsidiaries has an ownership interest, unless received by the Company or its Subsidiaries in a cash distribution; (b) the income (or loss) of any Person accrued prior to the date it became a Subsidiary of the Company or is merged into or consolidated with the Company; and (c) any extraordinary gains and any insurance proceeds
 received by the Company or any of its Subsidiaries.                                     $__________


Plus:  Any provision for (or less any benefit from) income and franchise Taxes
       included in the determination of net income                                        __________

       Interest Expense (as defined in the Agreement) net of interest income,
       deducted in the determination of net income                                        __________

       Depreciation deducted in the determination of net income                           __________

       Amortization deducted in determining net income                                    __________

       Losses (or less gains) from Asset Dispositions (as defined in the
       Agreement) or other non-cash items included in the determination of net
       income (excluding sales, expenses or losses related to current assets)             __________

       Expenses of the transactions completed pursuant to the Transaction
       Documents and the Acquisition Documents included in the determination of net income provided that such expenses were included in the Pro
       Forma Balance Sheet, or disclosed in the notes thereto                             __________

       Expenses, which must be approved in advance by Whitney, related to any
       write-down of the Company's investment in ITC                                      __________

       One time charges consistent in nature with those set forth on Schedule H, and previously approved by Whitney, reflecting certain one time charges to be taken by the Company in the 12 months following the consummation of
       the Acquisition and in an amount not to exceed $650,000 in the aggregate           __________

Less:  Extraordinary gains without duplication, as defined under GAAP.

EBITDA                                                                                   $__________

Interest Coverage:

Interest Expense (as defined in the Agreement), net of interest income, included in the determination of net income of the Company and its Subsidiaries on a
consolidated basis                                                                        __________

Less: Amortization of capitalized fees and expenses incurred with respect to the
      Transaction Documents and the Acquisition Documents included in interest
      expense                                                                             __________


      Interest paid in kind (PIK) and included in interest expense                        __________

Interest Expenses                                                                        $__________

Actual Interest Coverage (EBITDA divided by Interest Expense)                             __________

Required Interest Coverage                                                                __________

In Compliance                                                                             __________
                                                                                            Yes/No

           [The remainder of this page is intentionally left blank]

          5.  Security Interests.  The Company hereby acknowledges and agrees
              ------------------
that it has not completed the filing of security interests in certain patents and licenses in three previously identified countries. These filings are required by the terms of the Guarantee and Collateral Agreement and the failure to complete these filings before April 30, 1999 will result in an Event of Default under Section 6(a)(iv) of the Notes. Accordingly, the Company hereby covenants and agrees to complete such filings before April 30, 1999. In addition, the Company acknowledges and agrees that the Purchaser may in the future, at its option, require the Company to make additional security interest filings.

          6.  Governing Law.  THIS AMENDMENT SHALL BE GOVERNED BY AND CONSTRUED
              -------------
IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK, WITHOUT REGARD TO THE PRINCIPLES OF CONFLICT OF LAWS OF SUCH STATE.

          7.  Counterparts.  This Amendment may be executed in one or more
              ------------
counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

          8.  Continuing Effect.  Except as expressly amended by this
              -----------------
Amendment, the Initial Agreement shall continue in full force and effect in accordance with the terms thereof.

          9.   No Presumption Against Drafter.  Each of the parties hereto has
               ------------------------------
jointly participated in the negotiation and drafting of this Amendment. In the event of any ambiguity or a question of intent or interpretation arises, this Amendment shall be construed as if drafted jointly by all of the parties hereto and no presumptions or burdens of proof shall arise favoring any party by virtue of the authorship of any of the provisions of this Amendment.

          10.  Certain Expenses.  The Company will pay all expenses of the
               ----------------
Purchaser (including, without limitation, reasonable fees, charges and disbursements of counsel) in connection with this Amendment.

          IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be signed by their respective duly authorized officers as of the date first above written.
                     NITINOL MEDICAL TECHNOLOGIES, INC.


                     By: /s/ Thomas M. Tully
                         ----------------------------------
                         Name:  Thomas M. Tully
                         Title: President and CEO


                     WHITNEY SUBORDINATED DEBT FUND, L.P.


                     By: /s/ Daniel J. O'Brien
                         ----------------------------------
                         Name:  Daniel J. O'Brien
                         Title: A General Partner


                     J.H. WHITNEY & CO.


                     By: Daniel J. O'Brien
                         ----------------------------------
                         Name:  Daniel J. O'Brien
                         Title: A General Partner